Exhibit 99.1

VPC Impact Acquisition Holdings and Bakkt Holdings, LLC Announce Effectiveness of Registration Statement and Special Meeting Date for Proposed Business Combination

•	Special meeting of VPC Impact Acquisition Holdings’ stockholders to approve the proposed business combination with Bakkt to be held on October 14, 2021

CHICAGO, IL & ALPHARETTA, GA – September 17, 2021 – VPC Impact Acquisition Holdings (NASDAQ: VIHAU, VIH and VIHAW) (“VIH”), a publicly-traded special purpose acquisition company, and Bakkt Holdings, LLC (“Bakkt”), the digital asset marketplace founded in 2018, announced today that the U.S. Securities and Exchange Commission (“SEC”) has declared effective VIH’s Registration Statement on Form S-4 (the “Registration Statement”), as amended, which was filed in connection with VIH’s previously announced business combination (the “Business Combination”) with Bakkt.

An extraordinary general meeting of VIH shareholders (the “Special Meeting”) to approve, among other things, the proposed business combination, will be held at 10:00 a.m. Eastern Time on Thursday, October 14, 2021. VIH will file with the SEC a definitive proxy statement/prospectus relating to the Special Meeting, which mailing is expected to commence on or about September 20, 2021 to VIH shareholders of record as of the close of business on September 14, 2021.

“We are thrilled to have reached this milestone and look forward to successfully completing the proposed business combination with VIH,” said Gavin Michael, Chief Executive Officer of Bakkt. “I want to thank our team members for their dedication, as we would not be here without their tremendous efforts. Now more than ever, we remain excited about the unique growth opportunities ahead for our business, and are laser focused on furthering our vision of connecting the digital economy.”

“Bakkt has an incredibly unique business model and value proposition, and continues to unlock new ways for consumers, business and financial institutions to participate in the digital economy,” said John Martin, Chief Executive Officer of VPC Impact Acquisition Holdings. “The company is a leader in this rapidly growing market of digital assets and has continued to advance its platform and partnership universe. As Bakkt becomes a public company, we believe there are significant opportunities ahead and look forward to supporting the company in this next phase of growth.”

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About Bakkt

Bakkt® is a trusted digital asset marketplace that enables institutions and consumers to buy, sell, store and spend digital assets. Bakkt’s retail platform, now available through the recently-released Bakkt App, amplifies consumer spending, reduces payment costs, and bolsters loyalty programs, adding value for all key stakeholders within the Bakkt payments and digital assets ecosystem. Launched in 2018 by Intercontinental Exchange, Inc., Bakkt is headquartered in Alpharetta, GA. For more information, visit: http://www.bakkt.com/

About VPC Impact Acquisition Holdings

VPC Impact Acquisition Holdings’ sponsor is an affiliate of Victory Park Capital, a global investment firm with a long track record of executing debt and equity financing transactions with some of the largest global Fintech companies. The firm was founded in 2007 and is headquartered in Chicago with additional resources in New York, Los Angeles and Austin. Victory Park Capital is privately held and a Registered Investment Advisor with the SEC.

Additional Information and Where to Find It

This communication relates to the proposed transactions between VIH and Bakkt, is for informational purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, VIH has filed the prospectus with respect to changing VIH’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware and proxy statement with respect to VIH’s shareholder meeting at which VIH shareholders will be asked to vote on the proposed Business Combination, which was included in the Registration Statement that the SEC has declared effective. VIH and Bakkt urge shareholders and other interested persons to read the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Business Combination.

The definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of VIH as of a record date to be established for voting on the Business Combination. VIH’s shareholders are also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from VIH upon written request to VIH by emailing vihinfo@victoryparkcapital.com or by directing a request to VIH’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Participants in Solicitation

VIH, Bakkt and their respective directors, managers, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VIH shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VIH’s shareholders in connection with the Business Combination is set forth in the definitive proxy statement/prospectus for the Business Combination. Information concerning the interests of VIH and Bakkt’s participants in the solicitation, which may, in some cases, be different than those of VIH and Bakkt’s equity holders generally, is also set forth in the definitive proxy statement/prospectus for the Business Combination.

Non-Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the timing of the closing of the Business Combination; our plans, objectives, expectations and intentions with respect to future operations; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bakkt’s industry and market sizes, future opportunities for VIH, Bakkt and the combined company, VIH’s and Bakkt’s estimated future results and the Business Combination, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VIH’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the Business Combination due to the failure to obtain approval of VIH’s shareholders, the failure to achieve the minimum amount of cash available following any redemptions by VIH’s shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Business Combination; (iii) costs related to the Business Combination; (iv) a delay or failure to realize the expected benefits from the Business Combination; (v) risks related to disruption of management time from ongoing business operations due to the Business Combination; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the markets in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; and (x) risks relating to data security. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed by VIH from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VIH and Bakkt or the date of such information in the case of information from persons other than VIH or Bakkt, and VIH and Bakkt disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Bakkt’s industry and end markets are based on sources we believe to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contacts

For Bakkt:

Investors

Ann DeVries, Head of Investor Relations

ann.devries@bakkt.com

BakkIR@edelman.com

Media

Lauren Post

Lauren.Post@bakkt.com

For VIH:

Investors

vihinfo@victoryparkcapital.com

Media

Julia Fisher

Julia.Fisher@edelman.com

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